UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

American International Group, Inc. (the “Company”) is furnishing the Investor Presentation, dated November 18, 2016, attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Investor Presentation”), which will be presented at the Company’s Investor Day conference on November 18, 2016, and which the Company may use from time to time in presentations to investors and other stakeholders. The Investor Presentation will also be available on the Company’s website at www.aig.com.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation dated November 18, 2016 (furnished and not filed for purposes of Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: November 18, 2016	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated November 18, 2016 (furnished and not filed for purposes of Item 7.01).